UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2026

MoonLake Immunotherapeutics

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39630	98-1711963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

Dorfstrasse 29

6300 Zug

Switzerland

(Address of principal executive offices, including zip code)

41 415108022

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary share, par value $0.0001 per share	MLTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On Thursday, June 4, 2026, MoonLake Immunotherapeutics (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “Annual Meeting”). As of the close of business on April 9, 2026, the record date for the Annual Meeting, there were 72,852,170 Class A Ordinary Shares entitled to vote at the meeting.

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting, the Company’s shareholders approved an amendment and restatement of the Company’s 2022 Equity Incentive Plan (as so amended, the “Plan”) to increase the number of Class A Ordinary Shares available for stock-based awards by 5,000,000 shares, remove liberal share recycling provisions, incorporate a one-year minimum vesting requirement, revise the non-employee director compensation limits set forth therein, specify the treatment of outstanding awards in the event of a change in control, extend the term of the Plan to June 4, 2036 and make certain other administrative changes.

For additional information regarding the Plan, please refer to the heading “Summary of the Incentive Plan” contained in Proposal 4 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The foregoing description of the Plan and the summary contained in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Class I director nominee was elected and the other proposals voted on were approved. The final voting results are set forth below:

		Votes For	Votes Withheld	Broker Non-Votes
Proposal 1. Election of the Class I Director Nominee
●	Spike Loy	47,222,233	3,889,131	10,761,142

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2. Ratification, by ordinary resolution, of Baker Tilly US, LLP as Independent Auditor	61,831,463	17,522	23,521	0

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3. Advisory Vote on Executive Compensation	50,365,168	731,158	15,038	10,761,142

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4. Approval of an Amendment and Restatement of the 2022 Equity Incentive Plan	50,599,032	498,186	14,146	10,761,142

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

10.1	MoonLake Immunotherapeutics Amended and Restated 2022 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MoonLake Immunotherapeutics

Date: June 9, 2026	By:	/s/ Matthias Bodenstedt
Matthias Bodenstedt
Chief Financial Officer

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